Exhibit 32.1



           CERTIFICATION OF PURSUANT TO 18 U.S.C. SECTION 1350 ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of ecoTECH Energy Group, Inc., a Nevada corporation, (the "Company") for the year ended December 31, 2011, I, C. Victor Hall, President of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

     a) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     b) The information contained in the report fairly presents, in all material respects, the financial condition of the Company.



/s/ C. Victor Hall
------------------------------------------
C. Victor Hall
President
(Principal Executive Officer)

April 16, 2012